UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

CNX Coal Resources LP

(Exact name of registrant as specified in its charter)

Delaware	001-37456	47-3445032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

(724) 485-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed, on September 30, 2016, CNX Coal Resources LP (the “Partnership”) issued an aggregate of 3,956,496 convertible preferred units representing limited partner interests in the Partnership (the “Class A Preferred Units”) to CONSOL Energy Inc. (“CONSOL”) pursuant to that certain Contribution Agreement, dated as of September 30, 2016, by and among CONSOL, the Partnership, CONSOL Pennsylvania Coal Company LLC, Conrhein Coal Company and CNX Thermal Holdings LLC.

The terms of the Class A Preferred Units are governed by the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”), which provides that the Class A Preferred Units are convertible, at CONSOL’s election, into common units representing limited partner interests in the Partnership (the “Common Units”) on a one-for-one basis at any time after September 30, 2017.

On October 2, 2017, CONSOL notified the Partnership that it is electing to convert all of its Class A Preferred Units into Common Units in accordance with the Partnership Agreement. As a result, the Partnership issued an aggregate of 3,956,496 Common Units to CONSOL and cancelled the Class A Preferred Units. Following the conversion of the Class A Preferred Units into Common Units, no Class A Preferred Units are outstanding.

The Class A Preferred Units were originally issued in a private placement in reliance upon the exemption from registration in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Common Units issued upon conversion of the Class A Preferred Units were issued in reliance upon the exemption from registration in Section 3(a)(9) of the Securities Act, as the Common Units were exchanged or issued by the Partnership in a transaction where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange or issuances.

Item 7.01	Regulation FD Disclosure.

The disclosures under Item 3.02 of this Current Report on Form 8-K relating to the conversion of Class A Preferred Units into Common Units are incorporated into this Item 7.01 by reference.

The information provided in this Item 7.01 shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX COAL RESOURCES LP

By: CNX Coal Resources GP LLC, its general partner

Dated: October 3, 2017	By:	/s/ Martha A. Wiegand
Martha A. Wiegand General Counsel and Secretary